Intangible Assets, Goodwill and Other	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, goodwill and other	Intangible assets, goodwill and other

In millions	As at December 31,	2024	2023
Investments (1)		$428	$402
Intangible assets		128	131
Deferred costs		118	83
Goodwill		71	70
Long-term receivables		16	16
Other long-term assets		12	12
Total intangible assets, goodwill and other		$773	$714
(1)As at December 31, 2024, the Company had $389 million (2023 - $367 million) of investments accounted for under the equity method, see Note 3 – Business acquisitions and combinations; and $39 million (2023 - $35 million) of investments for which fair value was not readily determinable accounted for at cost minus impairment, plus or minus observable price changes.